UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 19, 2013

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.

Thomas A. Rose, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2013, WPCS Australia Pty Ltd (“WPCS Australia”), a wholly-owned subsidiary of WPCS International Incorporated (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Turquino Equity LLC, a limited liability company (“Turquino”), whose managing member is Andrew Hidalgo, former Chairman and Chief Executive Officer of the Company.

Pursuant to the Agreement, WPCS Australia agreed to sell 100% of the shares of The Pride Group (QLD) Pty Ltd (“Pride”), an Australian corporation wholly-owned by WPCS Australia, to Turquino, for $1,400,000 (“Purchase Price”). At the Closing Date, the Company will settle the Purchase Price with Turquino by applying the net after tax severance balance due Mr. Hidalgo under his separation agreement, as partial payment towards the Purchase Price, and Turquino will pay cash for the difference between the Purchase Price and the net severance balance due. All terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

The Agreement contains a number of conditions to closing, including but not limited to the following:

(i)	Each of the WPCS Australia and Turquino shall have performed and complied with all terms of the Agreement required to be performed or complied with by it at or prior to the Closing Date;

(ii)	No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which might restrain, prohibit or invalidate any of the transactions contemplated by the Agreement, other than an action or proceeding instituted or threatened by a party or any of its affiliates;

(iii)	The representations and warranties contained in made by each of WPCS Australia and Turquino to each other shall be true and correct in all material respects on the closing date as though made on and as of the closing date;

(iv)	WPCS Australia obtaining a fairness opinion that the Purchase Price is fair; and

(v)	The Company has obtained shareholder approval, if required.

There can be no assurance that the Agreement will close by November 1, 2013, the anticipated closing date, or at all.

The foregoing information is a summary of the Agreement, is not complete, and is qualified in its entirety by reference to the full text of the Agreement which is attached as exhibit 10.01 to this Current Report on Form 8-K.  Readers should review the Agreement for a complete understanding of the terms, conditions and covenants associated with this transaction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Securities Purchase Agreement, dated as of September 19, 2013, by and between WPCS Australia Pty Ltd and Turquino Equity LLC.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: September 25, 2013	By: /s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer

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